UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	ECO2 Plastics Inc.				Case No.	09-33702 DM
	A Delaware Corporation
					CHAPTER 11
					MONTHLY OPERATING REPORT
					(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Mar-10			PETITION DATE:	11/24/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure				End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets				$525,986	$674,044
	b. Total Assets				$1,736,586	$1,874,444	$1,719,576
	c. Current Liabilities				$673,047	$591,620
	d. Total Liabilities				$15,962,818	$15,918,891	$15,327,270	As Amended
3.	Statement of Cash Receipts & Disbursements for Month				Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts				$155,982	$352,296	$905,843
	b. Total Disbursements				$158,671	$176,801	$650,526
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)				$(2,689)	$175,496	$255,317
	d. Cash Balance Beginning of Month				$263,711	$88,215	$5,678
	e. Cash Balance End of Month (c + d)				$261,022	$263,711	$260,995
					Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations				$(181,785)	$(153,467)	$(609,676)
5.	Account Receivables (Pre and Post Petition)				$21,800	$177,755
6.	Post-Petition Liabilities				$673,047	$591,620
7.	Past Due Post-Petition Account Payables (over 30 days)				$0	$0
At the end of this reporting month:						Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal					x
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of						x
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?					x
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,						x
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability? (market value)					x
13.	Are a plan and disclosure statement on file?					x
14.	Was there any post-petition borrowing during this reporting period?						x
15.	Check if paid: Post-petition taxes		X	; U.S. Trustee Quarterly Fees	X	; Check if filing is current for: Post-petition
	tax reporting and tax returns:			.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax
	reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date:
					Responsible Individual
Line 8. Payment made to Cool Clean for pre-petition legal settlement

STATEMENT OF OPERATIONS (General Business Case)
For the Month Ended 03/31/10
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
$0		$0	2	less: Sales Returns & Allowances		$0
$0	$0	$0	3	Net Sales		$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')		$0
$0	$0	$0	5	Gross Profit		$0	$0
		$0	6	Interest		$0
		$0	7	Other Income:
		$0	8
		$0	9
$0	$0	$0	10	Total Revenues		$0	$0
				Expenses:
$29,192	$29,192	$0	11	Compensation to Owner(s)/Officer(s)		$121,846	$27,923
$23,822	$24,194	$372	12	Salaries		$152,576	$23,142
$793	$800	$7	13	Payroll Processing Fee		$3,277	$800
		$0	14
$1,499	$1,500	$1	15	Rent/Lease: Personal Property		$7,807	$1,500
$8,600	$8,600	$0	16	Real Property		$68,784	$8,000
$4,930	$10,912	$5,982	17	Insurance		$46,451	$13,000
		$0	18	Management Fees
		$0	19	Depreciation
$4,064	$4,164	$100	20	Taxes: Employer Payroll Taxes		$18,429	$3,983
		$0	21	Real Property Taxes
		$0	22	Other Taxes
$3,128	$6,600	$3,472	23	Moving Expense		$8,610	$4,390
$576	$500	$(76)	24	Other Administrative (Cafeteria)		$1,337
$14,280	$14,280	$0	25	Interest		$14,280	$4,760
$2,485	$2,000	$(485)	26	Other Expenses:	General	$9,189	$2,000
$981	$1,500	$519	27	Utilities		$6,186	$1,500
$751	$765	$14	28	Telephone		$3,031	$765
	$37,500	$37,500	29	Cool Clean Settlement
$2,500	$2,500	$0	30	Employee Expenses		$11,000	$2,500
$132	$1,000	$868	31	Fees for Initial SEC 8k Filing		$1,661	$1,000
$8,989	$6,800	$(2,189)	32	Patent Expenses		$19,322	$3,500
$537		$(537)	33	Transfer Agent Stock Listing charges		$1,255	$1,000
	$43,924	$43,924	34	Prepetition Employee Expenses
$107,258	$196,732	$89,473	35	Total Expenses		$495,041	$99,763
$(107,258)	$(196,732)	$89,473	36	Subtotal		$(495,041)	$(99,763)
$(73,729)	$(60,000)	$13,729	37	Reorganization Items: Professional Fees		$(299,321)	$(50,000)
		$0	38	Provisions for Rejected Executory Contracts		$0
$27		$27	39	Interest Earned on Accumulated Cash from		$34
				Resulting Chp 11 Case		0
		$0	40	Gain or (Loss) from Sale of Equipment		$186,451
		$0	41	U.S. Trustee Quarterly Fees		$(975)	$(4,875)
		$0	42
$(73,702)	$(60,000)	$(13,702)	43	Total Reorganization Items		$(113,811)	$(54,875)
$(180,961)	$(256,732)	$75,771	44	Net Profit (Loss) Before Federal & State Taxes		$(608,852)	$(154,638)
$824		$(824)	45	Federal & State Income Taxes		$824
$(181,785)	$(256,732)	$74,947	46	Net Profit (Loss)		$(609,676)	$(154,638)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Exhibit A - Statement of Operations - Explanation of Variances +/- 10%

Line 17. Insurance premiums were on a 11 month payment plan and renew in April so no payment was due in March.
Line 23. Some moving expenses postponed until next month.
Line 29. Cool Clean settlement was approved and paid, but was an expense already recognized and accrued pre-petition so did not hit this month as an expense but is displayed on the statement of cash and the balance sheet
Line 32. Expenses postponed in February were invoiced in March
Line 33. April activity moved into March
Line 34. Waiting for approval from court.
Line 37, Higher than anticipated legal fees for March

BALANCE SHEET
(General Business Case)
For the Month Ended 03/31/10
	Assets
			From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted			$261,022
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)		A	$21,800
4	Inventory		B	$0
5	Prepaid expenses
6	Professional retainers			$143,164
7	Other:	Honeywell License		$100,000
8
9	Total Current Assets			$525,986
	Property and Equipment (Market Value)
10	Real property		C	$0
11	Machinery and equipment		D	$1,190,000
12	Furniture and fixtures		D
13	Office equipment		D	$10,000
14	Leasehold improvements		D	$0
15	Vehicles		D	$0
16	Other:		D
17			D
18			D
19			D
20			D
21	Total Property and Equipment			$1,200,000
	Other Assets
22	Loans to shareholders
23	Loans to affiliates
24	Security Deposit to Norris Industry (Landlord)			$0
25	Utility Deposit to NI			$400
26	Disposal Costs Deposit			$10,200
27
28	Total Other Assets			$10,600
29	Total Assets			$1,736,586
	NOTE:
	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
	prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$13,927
31	Payroll taxes		$1,047
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$8,753
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$299,321
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	DIP Financing		$350,000
43
44	Total Current Liabilities		$673,047
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$673,047
	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$12,403,473
48	Priority unsecured claims	F	$242,761
49	General unsecured claims	F	$2,643,536
50	Total Pre-Petition Liabilities		$15,289,770
51	Total Liabilities		$15,962,818
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(102,042,060)
53	Capital Stock		$1,039,564
54	Additional paid-in capital		$117,000,652
55	Cumulative profit/(loss) since filing of case		$(609,676)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$(29,614,712)
59	Total Equity (Deficit)		$(14,226,232)
60	Total Liabilities and Equity (Deficit)		$1,736,586

			$0

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days					$8,753
31-60 Days					$0
61-90 Days					$0	$0
91+ Days				$21,800	$0
Total accounts receivable/payable				$21,800	$8,753
Allowance for doubtful accounts
Accounts receivable (net)				$21,800
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month		0
				Add -
Retail/Restaurants -				Net purchase		$0
Product for resale				Direct labor		$0
				Manufacturing overhead		$0
Distribution -				Freight in		$0
Products for resale				Other:		$0

Manufacturer -
Raw Materials
Work-in-progress				Less -
Finished goods				Inventory End of Month		$0
				Shrinkage		$0
Other - Explain				Personal Use		$0

				Cost of Goods Sold		$0
TOTAL			$0

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	No	x
How often do you take a complete physical inventory?				Valuation methods -
				FIFO cost
Weekly				LIFO cost
Monthly	x			Lower of cost or market
Quarterly				Retail method
Semi-annually				Other
Annually				Explain
Date of last physical inventory was			3/31/2010 0:00

Date of next physical inventory is

Schedule C Real Property
Description		Cost	Market Value

	Total	$0	$0

Schedule D Other Depreciable Assets
Description		Cost	Market Value
Machinery & Equipment -
	Plastic Plant		$1,190,000
	Assets for Sale

	Total	$0	$1,190,000

	Furniture & Fixtures -

	Total	$0	$0

	Office Equipment -		$10,000

	Total	$0	$10,000

	Leasehold Improvements -

	Total	$0	$0

	Vehicles -

	Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -			Claimed Amount	Allowed Amount (b)
Secured claims (a)			$12,403,473	$12,403,473
Priority claims other than taxes			$84,276	$36,750
Priority tax claims			$206,011	$206,011
General unsecured claims			$2,633,510	$2,643,536	As amended
(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
$3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo	Wells Fargo	Petty Cash
Account Type	Checking	Savings
Account No.	xxx-xxx-1215	xxx-xxx-2116
Account Purpose	operations
Balance, End of Month	$10,173	$250,712	$138
Total Funds on Hand for all Accounts	$261,022
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 03/31/10
		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales
3	Interest Received	$27	$34
4	Borrowings	$0	$0
5	Funds from Shareholders, Partners, or Other Insiders		$350,000
6	Capital Contributions		$0
7	Sales of Assets		$389,050
8	Sales of Assets Scrap		$10,693
9	Refund (Honeywell)		$4
10	Refund (Cafeteria Plan)		$135
11	MDP Payments from State	$155,955	$155,955
12	Total Cash Receipts	$155,982	$905,870
	Cash Disbursements
13	Payments for Inventory		0
14	Selling		$0
15	Administrative / Legal	$19,612	$141,202
16	Deposits	$10,200	$10,200
17	Principal Payments on Debt		$0
18	Utilities	$5,434	$9,643
	Rent/Lease:		$0
19	Personal Property	$1,654	$10,167
20	Real Property	$8,600	$68,784
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries	$23,773	$106,594
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements	$1,500	$6,927
25	Other Employee Expense Reimbursements	$1,000	$4,747
26	Salaries/Commissions (less employee withholding)	$14,944	$118,264
27	Management Fees		$0
	Taxes:		$0
28	Employee Withholding	$7,909	$46,669
29	Employer Payroll Taxes	$3,546	$18,447
30	Real Property Taxes		$0
31	Other Taxes	$1,108	$1,108
32	Other Cash Outflows:		$0
33	Liability / Life Insurance / Workers Comp	$1,454	$28,345
34	Health Benefits	$3,475	$15,230
35	Interest on CIWMB Loan \ Court approved payments	$14,280	$14,280
36	Misc Supplies / Charges \ Bank Charges	$2,681	$12,420
37	Legal Settlement Cool Clean \ Two Court Approved payments	$37,500	$37,500
38	Total Cash Disbursements:	$158,671	$650,527
39	Net Increase (Decrease) in Cash	$(2,689)	$255,343
40	Cash Balance, Beginning of Period	$263,711	$5,678
41	Cash Balance, End of Period	$261,022	$261,022